                                                                Exhibit 10.14(h)

                AMENDMENT NUMBER 8 TO LETTER AGREEMENT GCT-026/98

This Amendment Number 8 to Letter Agreement GCT-026/98, dated as of October 19, 2001 ("Amendment No. 8") relates to the Letter Agreement GCT-026/98 (the "Letter Agreement") between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("Embraer") and Solitair Corp. ("Buyer") dated June 17, 1998, which concerns the Purchase Agreement GCT-025/98 (the "Purchase Agreement"), as amended from time to time (collectively referred to herein as the "Agreement"). This Amendment No. 8 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment No. 8 sets forth further agreements between Embraer and Buyer relative to the conversion of seven (7) Firm EMB-145 Aircraft and eight (8) Option EMB-145 Aircraft into EMB-140 Aircraft, as provided in Amendment No. 13 to the Purchase Agreement, dated as of the date hereof.

This Amendment No. 8 constitutes an amendment and modification of the Letter Agreement. All terms defined in the Agreement and not defined herein shall have the meaning given in the Agreement when used herein, and in case of any conflict between this Amendment No. 8 and the Agreement, the terms of this Amendment No. 8 shall control.

WHEREAS, in connection with the Parties' agreements as described above, the Parties have agreed to modify the Letter Agreement as provided below;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Embraer and Buyer do hereby agree as follows:

1.    [*]

      [*]

2.    AIRCRAFT TO BE OPERATED IN OTHER COUNTRIES:

The reference to the "EMB-145 LR" Aircraft on the second paragraph of Article 3 to the Letter Agreement shall be deleted and replaced by "EMB-145 or EMB-140".

3.    [*]

      [*]

      "B.

----------
* Confidential

            [*]

4.    [*]

      4.1. Article "6.B.3" of the Letter Agreement shall be deleted and replaced with the following:

            "B.3  [*]


----------
* Confidential

            4.2.  [*]

            4.3. The first paragraph of Article "6.C" of the Letter Agreement shall be deleted and replaced with the following:

                  "C.   [*]

      5.    CONVERSION OF THE OPTION AIRCRAFT:

            5.1. Article "13" of Amendment No. 1 to Letter Agreement also amended by Amendment No. 6 to Letter Agreement shall be deleted and replaced with the following:

                  "a.   DECISION TO CONVERT

                  Buyer may at Buyer's option, elect to convert each of the EMB 145 Option


-----------
* Confidential

                  Aircraft to EMB-140 Aircraft in groups of two (2) Aircraft ("Conversion Group"), provided that Buyer informs Embraer by means of a written notice ("Election Notice") no later than the date which Buyer confirms the exercise of its option to purchase such Option Aircraft, according to Section 6.5 to Amendment No. 13 to Purchase Agreement, of its intention to exercise such conversion right. Buyer may elect to convert any number of Aircraft within each Conversion Group to EMB-140 Aircraft.

                  Any initial deposit or progress payment paid by Buyer pursuant to Articles 4.a or 24.d of the Purchase Agreement with respect to any Aircraft which later becomes an EMB-140 Aircraft, shall be held and applied to the Purchase Price of the relevant EMB-140 Aircraft in the same manner as to be held and applied to the Aircraft so converted.

            b.    APPLICATION OF PURCHASE AGREEMENT TO EMB-140 AIRCRAFT:

                  Except as provided in this paragraph "b", all terms and conditions applicable for the Aircraft shall also be applicable MUTATIS MUTANDI for the EMB-140 Aircraft.

                  b.1.  [*]

                  b.2. Attachments "I" and "J-1" to the Purchase Agreement apply to the EMB-140 Aircraft."

      5.2. Schedule "C" to the Letter Agreement shall be deleted.

6.    PROGRESS PAYMENTS

Notwithstanding anything to the contrary in Amendment No. 8 to the Purchase Agreement between Embraer and Buyer, dated as of the date hereof, the provisions of Section 1 of Amendment No. 6 to the Letter Agreement between Embraer and Buyer, dated as of July _, 2001 shall apply.


----------
* Confidential

7.    MISCELLANEOUS

All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 8 shall remain valid in full force and effect without any change.

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 8 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronautica S.A.      Solitair Corp.

By  /s/ Frederico Fleury Curado                       By  /s/ Jay Maymudes
    ---------------------------                           --------------------
Name: Frederico Fleury Curado                         Name: Jay Maymudes
Title: E.V.P.--Airline Market                         Title: V.P.

By  /s/ Flavio Rimoli
    ---------------------------
Name: Flavio Rimoli                                   Date:  10/22/01
Title: Director of Contracts                          Place: Greenwich, CT

Date:  10/22/01
Place: Sao Jose dos Campos, Brazil